Exhibit 99.1

Danimer Scientific Announces

Proposed Convertible Senior Notes Offering

BAINBRIDGE, GA – December 15, 2021 – Danimer Scientific, Inc. (NYSE: DNMR) (“Danimer” or the “Company”), a leading next generation bioplastics company focused on the development and production of biodegradable materials, announced today its intention to offer, subject to market and other conditions, $175,000,000 aggregate principal amount of convertible senior notes due 2026 (the “notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Danimer also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $26,250,000 aggregate principal amount of notes.

The notes will be senior, unsecured obligations of Danimer, will accrue interest payable semi-annually in arrears and will mature on December 15, 2026, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Danimer will settle conversions by paying or delivering, as applicable, cash, shares of its Class A common stock, par value $0.0001 per share (the “common stock”), or a combination of cash and shares of its common stock, at Danimer’s election. The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Danimer’s option at any time, and from time to time, on or after December 20, 2024 and on or before the 40th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Danimer’s common stock exceeds 130% of the conversion price for a specified period of time and certain liquidity conditions have been satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Danimer intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. Danimer intends to use the remainder of the net proceeds from the offering for general corporate purposes, including working capital and capital expenditures. If the initial purchasers exercise their option to purchase additional notes, then Danimer intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below.

In connection with the pricing of the notes, Danimer expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected to cover, subject to customary anti-dilution adjustments, the number of shares of Danimer’s common stock that will initially underlie the notes. If the initial purchasers exercise their option to purchase additional notes, Danimer expects to enter into additional capped call transactions with the option counterparties.

The capped call transactions are expected generally to reduce the potential dilution to Danimer’s common stock upon any conversion of the notes and/or offset any potential cash payments Danimer is required to make in excess of the principal amount of converted notes, as the case may be, upon conversion of the notes. If, however, the market price per share of Danimer’s common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

Danimer has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Danimer’s common stock and/or purchase shares of Danimer’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Danimer’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Danimer’s common stock and/or purchasing or selling Danimer’s common stock or other securities of Danimer in secondary market transactions following the pricing of the notes and from time to time prior to the maturity of the notes (and are likely to do so following any conversion of the notes, any repurchase of the notes by Danimer on any fundamental change repurchase date, any redemption date or any other date on which the notes are retired by Danimer, in each case if Danimer exercises the relevant election to terminate the corresponding portion of the capped call transactions). This activity could also cause or avoid an increase or decrease in the market price of Danimer’s common stock or the notes, which could affect the ability of noteholders to convert the notes, and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

The notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

Forward-Looking Statements

Please note that in this press release we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. Forward-looking statements within this press release include statements regarding the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering and the intended use of the net proceeds and the anticipated terms of, and the effects of entering into, the capped call transactions described above. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this release include, but are not limited to, the overall level of consumer demand on our products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of the Company's customers; the Company's ability to implement its business strategy, including, but not limited to, its ability to expand its production facilities and plants to meet customer demand for its products and the timing thereof; risks relating to the uncertainty of the projected financial information with respect to the Company; the ability of the Company to execute and integrate acquisitions; changes in governmental regulation, legislation or public opinion relating to our products; the Company’s exposure to product liability or product warranty claims and other loss contingencies; disruptions and other impacts to the Company’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of the Company’s manufacturing facilities and suppliers, as well as consumer demand for our products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on the Company and its suppliers and customers; the Company's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, our information systems; the ability of our information technology systems or information security systems to operate effectively, including as a result of security breaches, viruses, hackers, malware, natural disasters, vendor business interruptions or other causes; our ability to properly maintain, protect, repair or upgrade our information technology systems or information security systems, or problems with our transitioning to upgraded or replacement systems; the impact of adverse publicity about the Company and/or its brands, including without limitation, through social media or in connection with brand damaging events and/or public perception; fluctuations in the price, availability and quality of raw materials and contracted products as well as foreign currency fluctuations; our ability to utilize potential net operating loss carryforwards; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K/A, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this press release are based upon information available to the Company as of the date of this press release, and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release.

Contacts:

Investors

ir@danimer.com

Phone: 229-220-1103

Media

Anthony Popiel
apopiel@daltonagency.com

Phone: 310-787-4807